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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):        March 29, 2005

                            Impax Laboratories, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

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
                  Delaware                              0-27354                      65-0403311
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(State or other jurisdiction of incorporation)  (Commission File Number)  (IRS Employer Identification No.)

             30831 Huntwood Ave., Hayward, CA                                          94544
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         (Address of principal executive offices)                                    (Zip Code)
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        Registrant's telephone number, including area code (510) 476-2000

                                 Not Applicable
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS


         Impax Laboratories, Inc. (the "Company") appointed Arthur A. Koch, Jr., age 51, as Senior Vice President, Finance and Chief Financial Officer effective as of March 29, 2005. Mr. Koch will fill the vacancy created by the retirement of the Company's former Chief Financial Officer, Cornel C. Spiegler, effective on that date. Mr. Koch joined the Company in February 2005 as Senior Vice President, Finance.

         For the past seven years of his career, Mr. Koch has worked for Strategic Diagnostics Inc., a public company that develops, manufactures and markets immunoassay-based diagnostic test kits. During his tenure with Strategic Diagnostics, Inc., Mr. Koch held the position of Chief Operating Officer and Vice President from 1998 to 2004, Interim Chief Executive officer from May 2003 to September 2003, and Chief Financial Officer and Vice President from 1997 to 2002. Mr. Koch has a Bachelor of Business Administration from Temple University and is a certified public accountant.

         A copy of the press release announcing the appointment of Mr. Koch is furnished as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

            (c) Exhibits.

                99.1 - Press Release

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       IMPAX LABORATORIES, INC.


Date:   April 1, 2005                  By:  /s/  Barry R. Edwards
                                            ---------------------------------
                                            Name:  Barry R. Edwards
                                            Title: Chief Executive Officer


















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